Prospectus
                         September 30, 1996   , as revised
                         April 30, 1997

Putnam Arizona Tax Exempt Income Fund (the "Arizona fund") Putnam Florida Tax Exempt Income Fund (the "Florida fund") Putnam Massachusetts Tax Exempt Income Fund (the "Massachusetts fund")
Putnam Michigan Tax Exempt Income Fund (the "Michigan fund") Putnam Minnesota Tax Exempt Income Fund (the "Minnesota fund") Putnam New Jersey Tax Exempt Income Fund (the "New Jersey fund") Putnam Ohio Tax Exempt Income Fund (the "Ohio fund")
Putnam Pennsylvania Tax Exempt Income Fund (the "Pennsylvania fund")
Class A, B and M shares
INVESTMENT STRATEGY: TAX-ADVANTAGED

This prospectus explains concisely what you should know before investing in the funds. Please read it carefully and keep it for future reference. You can find more detailed information about each fund in the September 30, 1996 statement of additional information ("SAI"), as amended from time to time. For a free copy of the SAI or other information, call Putnam Investor Services at 1-800-225-1581. The SAI has been filed with the
Securities and Exchange Commission    (the "Commission")     and
is incorporated into this prospectus by reference.    The
Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus and the SAI, and other information regarding registrants that file electronically with the Commission.

Each fund invests primarily in a portfolio of tax-exempt securities, which may include securities of issuers other than the relevant state and its political subdivisions.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


                         BOSTON*LONDON*TOKYO

ABOUT THE FUNDS

Expenses summary                                                Page number
This section describes the sales charges, management fees, and annual operating expenses that apply to various classes of a fund's shares. Use it to help you estimate the impact of transaction costs on your investment over time.

Financial highlights                                            Page number
Study this table to see, among other things, how a fund performed each year for the past 10 years or since it began investment operations if it has been in operation for less than 10 years.

Objectives                                                      Page number
Read this section to make sure a fund's objectives are consistent with your own.

How the funds pursue their objectives                           Page number
This section explains in detail how a fund seeks its investment objectives.
         Risk factors. All investments entail some risk. Read this section to make sure you understand the risks that are associated with an investment in a fund.

How performance is shown                                        Page number
This section describes and defines the measures used to assess fund performance. All data are based on past investment results and do not predict future performance.

How the funds are managed                                       Page number
Consult this section for information about a fund's management, allocation of its expenses, and how purchases and sales of securities are made.

Organization and history                                        Page number
In this section, you will learn when a fund was introduced, how it is organized, how it may offer shares, and who its Trustees are.

ABOUT YOUR INVESTMENT

Alternative sales arrangements                                  Page number
Read this section for descriptions of the classes of shares this prospectus offers and for points you should consider when making your choice.

How to buy shares                                               Page number
This section describes the ways you may purchase shares and tells you the minimum amounts required to open various types of accounts. It explains how sales charges are determined and how you may become eligible for reduced sales charges on each class of shares.

Distribution plans                                              Page number
This section tells you what distribution fees are charged against each class of shares.

How to sell shares                                              Page number
In this section you can learn how to sell fund shares, either directly to a fund or through an investment dealer.

How to exchange shares                                          Page number
Find out in this section how you may exchange fund shares for shares of other Putnam funds. The section also explains how exchanges can be made without sales charges and the conditions under which sales charges may be required.

How a fund values its shares                                    Page number
This section explains how a fund determines the value of its shares.

How a fund makes distributions to shareholders; tax
information                                           Page number
This section describes the various options you have in choosing how to receive fund dividends. It also discusses the tax status of the payments and counsels you to seek specific advice about your own situation.

ABOUT PUTNAM INVESTMENTS, INC.                                  Page number

Read this section to learn more about the companies that provide marketing, investment management, and shareholder account services to Putnam funds and their shareholders.

APPENDIX

Securities ratings                                              Page number

About the funds

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs from investing in a fund and expenses based on the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

 Class A                Class B       Class M
  shares                shares        shares
Shareholder transaction
 expenses

Maximum sales charge
 imposed on purchases
 (as a percentage of
 offering price)         4.75%        NONE*          3.25%*


Deferred sales charge            5.0% in the first
 (as a percentage                 year, declining
 of the lower of                  to 1.0% in the
 original purchase               sixth year, and
 price or redemption                 eliminated
 proceeds)              NONE**      thereafter        NONE

Annual fund operating expenses
(as a percentage of average net assets)


                                                     Total fund
                Management    12b-1     Other        operating
                fees          fees      expenses     expenses
                ----------    -----     --------     -----------
Arizona fund
 class A        0.60%         0.20%      0.23%       1.03%
 class B        0.60%         0.85%      0.22%       1.67%
 class M        0.60%         0.50%     0.23%        1.33%

Florida fund
 class A        0.60%         0.20%     0.15%        0.95%
 class B        0.60%         0.85%     0.15%        1.60%
 class M        0.60%         0.50%     0.13%        1.23%

Massachusetts fund
 class A        0.60%         0.20%     0.15%        0.95%
 class B        0.60%         0.85%      0.15%       1.60%
 class M        0.60%         0.50%      0.14%       1.24%

Michigan fund
 class A        0.60%         0.20%     0.20%        1.00%
 class B        0.60%         0.85%     0.20%        1.65%
 class M        0.60%         0.50%     0.18%        1.28%

Minnesota fund
 class A        0.60%         0.20%      0.21%       1.01%
 class B        0.60%         0.85%      0.22%       1.67%
 class M        0.60%         0.50%      0.22%       1.32%

New Jersey fund
 class A        0.60%         0.20%      0.16%       0.96%
 class B        0.60%         0.85%      0.16%       1.61%
 class M        0.60%         0.50%      0.14%       1.24%

Ohio fund
 class A        0.60%         0.20%      0.16%       0.96%
 class B        0.60%         0.85%      0.16%       1.61%
 class M        0.60%         0.50%      0.17%       1.27%

Pennsylvania fund
 class A        0.60%         0.20%      0.18%       0.98%
 class B        0.60%         0.85%      0.17%       1.62%
 class M        0.60%         0.50%      0.18%       1.28%


The tables are provided to help you understand the expenses of investing in each fund and your share of the operating expenses each fund incurs. The expenses shown in the table do not reflect the application of credits that reduce fund expenses. The 12b-1 fees for class M shares for the Arizona fund and the Pennsylvania fund reflect amounts currently payable under the respective class M distribution plans. Other expense information shown in the table for class M shares of the Arizona and Pennsylvania funds has been restateds based on the expenses for each fund's class A shares for the most recent fiscal year in order to more accurately reflect each fund's expenses for a full fiscal year. Each fund's most recent fiscal period was approximately eleven months. For the Arizona fund, actual management fees for class M shares were 0.52% and annualized management fees were 0.57%, actual and annualized 12b-1 fees were 0.46% and 0.50%, respectively, actual and annualized "Other expenses" were 0.11%
and 0.12%, respectively   ,     and actual and    annualized
total operating expenses were 1.09% and 1.19%, respectively. For the Pennsylvania fund, actual management fees for class M shares were 0.53% and annualized management fees were 0.58%, actual and annualized 12b-1 fees were 0.46% and 0.50%, respectively, actual and annualized "Other expenses" were 0.14% and 0.16%,
respectively   ,     and actual and annualized total operating
expenses were 1.13% and 1.24%, respectively.

Examples

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and, except as indicated, redemption at the end of each period:
                              1          3        5       10
                              year      years    years     years

Arizona fund
class A                        $58 $79       $102    $167
class B                        $67 $83       $111    $181***
class B (no redemption)        $17 $53       $91     $181***
class M                        $46 $73       $103    $187

Florida fund
class A                       $57  $76       $98     $159
class B                       $66  $80       $107    $173***
class B (no redemption)       $16  $50       $87     $173***
class M                       $45  $70       $98     $177

Massachusetts fund
class A                       $57  $76       $98     $159
class B                       $66  $80       $107    $173***
class B (no redemption)       $16  $50       $87     $173***
class M                       $45  $71       $98      $178

Michigan fund
class A                       $57  $78       $100    $164
class B                       $67  $82       $110    $178***
class B (no redemption)       $17  $52       $90     $178***
class M                       $45  $72       $100    $182

Minnesota fund
class A                       $57  $78       $101    $165
class B                       $67  $83       $111    $180***
class B (no redemption)       $17  $53       $91     $180***
class M                       $46  $73       $102    $186

New Jersey fund
class A                       $57  $77       $98     $160
class B                       $66  $81       $108    $174***
class B (no redemption)       $16  $51       $88     $174***
class M                       $45  $71       $98     $178

Ohio fund
class A                       $57  $77       $98     $160
class B                       $66  $81       $108    $174***
class B (no redemption)       $16  $51       $88     $174***
class M                       $45  $71       $100    $181

Pennsylvania fund
class A                        $57 $77       $99     $162
class B                        $66 $81       $108    $175***
class B (no redemption)        $16 $51       $88     $175***
class M                        $45 $72       $100    $182

The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

* The higher 12b-1 fees borne by class B and class M shares may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charge on class A shares.

** A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge . See "How to buy shares -
    Class A shares."

***  Reflects conversion of class B shares to class A shares
    (which pay lower ongoing expenses) approximately eight years after purchase. See "Alternative sales arrangements."

Financial highlights

The following tables present per share financial information for class A, B and M shares. This information has been audited and reported on by the independent accountants. The "Report of independent accountants" and financial statements included in each fund's annual report to shareholders for the 1996 fiscal year are incorporated by reference into this prospectus. Each fund's annual report, which contains additional unaudited performance information, is available without charge upon request.
PUTNAM ARIZONA TAX EXEMPT INCOME FUND
   (THE TABLE IS INCORPORATED BY REFERENCE FROM POST-EFFECTIVE AMENDMENT NO. 7, TO THE FUND'S REGISTRATION STATEMENT, FILE NO.
33-37992.)
PUTNAM FLORIDA TAX EXEMPT INCOME FUND
   (THE TABLE IS INCORPORATED BY REFERENCE FROM POST-EFFECTIVE AMENDMENT NO. 7, TO THE FUND'S REGISTRATION STATEMENT, FILE NO.
33-35677.)
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
   (THE TABLE IS INCORPORATED BY REFERENCE FROM POST-EFFECTIVE AMENDMENT NO. 16, TO THE FUND'S REGISTRATION STATEMENT, FILE NO.
33-5416.)
PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
   (THE TABLE IS INCORPORATED BY REFERENCE FROM POST-EFFECTIVE AMENDMENT NO. 16, TO THE FUND'S REGISTRATION STATEMENT, FILE NO.
33-4529.)
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
   (THE TABLE IS INCORPORATED BY REFERENCE FROM POST-EFFECTIVE AMENDMENT NO. 16, TO THE FUND'S REGISTRATION STATEMENT, FILE NO.
33-4527.)
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
   (THE TABLE IS INCORPORATED BY REFERENCE FROM POST-EFFECTIVE AMENDMENT NO. 7, TO THE FUND'S REGISTRATION STATEMENT, FILE NO.
33-32550.)
PUTNAM OHIO TAX EXEMPT INCOME FUND
   (THE TABLE IS INCORPORATED BY REFERENCE FROM POST-EFFECTIVE AMENDMENT NO. 16, TO THE FUND'S REGISTRATION STATEMENT, FILE NO.
33-8924.)
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
   (THE TABLE IS INCORPORATED BY REFERENCE FROM POST-EFFECTIVE AMENDMENT NO. 9, TO THE FUND'S REGISTRATION STATEMENT, FILE NO.
33-28321.)
OBJECTIVES

Each fund seeks as high a level of current income exempt from federal income tax and personal income tax (if any) of its respective state as Putnam Investment Management, Inc., the funds' investment manager ("Putnam Management"), believes is consistent with preservation of capital. None of the funds is intended to be a complete investment program, and there is no assurance that any fund will achieve its objective. Each fund may also invest in fixed income securities not included in the definition of tax-exempt securities and may hold a portion of its assets in cash or money market instruments.

HOW THE FUNDS PURSUE THEIR OBJECTIVES

Basic investment strategy

Each fund seeks its objective by following the fundamental investment policy of investing at least 80% of its net assets in tax-exempt securities (which are described below), except when investing for defensive purposes during times of adverse market conditions.

Under normal market conditions, the Florida fund will invest at least 65% of its net assets in tax-exempt securities issued by the State of Florida, its political subdivisions and their agencies and instrumentalities and in other tax-exempt securities which are exempt from the Florida intangibles tax. The Florida fund generally will seek to select investments that will enable its shares to be exempt from this tax, except when pursuing the alternative investment strategies described below. Such investments at times may have lower yields than other tax-exempt securities available for investment by the Florida fund. This investment strategy could also result in higher portfolio turnover and related transaction costs. See "How a fund makes distributions to shareholders; tax information--Florida taxes."

Under current law, to the extent distributions by a fund are derived from interest on tax-exempt securities (as defined with respect to such fund), such distributions will generally be exempt from federal income tax and personal income tax in the relevant state (other than any applicable federal or state alternative minimum tax or any state minimum corporate income tax). Certain states may impose additional requirements on the composition of a fund's portfolio in order for distributions from that fund to be exempt from the foregoing state taxes.
Although        Florida does not impose an individual income
tax   ,     it does impose certain additional requirements on the
composition of the Florida fund's portfolio in order for shares of that fund to be exempt from the Florida intangibles tax. See "How a fund makes distributions to shareholders; tax information."

Investments by each fund will be limited to securities rated at
        least Ba    or BB by a nationally recognized securities
rating agency, such as Standard & Poor's ("S&P") or     Moody's
Investors Service, Inc. ("Moody's")        , or unrated
securities that Putnam Management determines are of comparable
quality.         A fund will not purchase a tax-exempt security
rated Ba    or BB by each of the agencies rating the
security    , or, if unrated, determined by Putnam Management to
be of comparable quality if, as a result, more than 25% of its total assets would be of that quality. The rating services' descriptions of the five highest grades of debt securities are included in the appendix to this prospectus. Securities rated Ba or BB (and unrated securities of comparable quality) are considered to have speculative elements, with large uncertainties
or major exposures to adverse conditions.    The foregoing
investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.

Putnam Management expects that each fund will generally invest in tax-exempt securities of longer maturities (10 years or more), but each fund may invest in tax-exempt securities having a broad range of maturities.



Alternative minimum tax

Interest income distributed by a fund from certain types of tax-exempt securities may be subject to federal alternative minimum tax for individuals and corporations.

In determining compliance with the 80% test described above, it is a fundamental policy of each fund to exclude from the
definition of tax-exempt securities any securities the interest from which may be subject to the federal alternative minimum tax for individuals.  All tax-exempt interest dividends will,
however, be included in    determining     the federal
alternative minimum taxable income of corporations.

Alternative investment strategies

At times Putnam Management may judge that conditions in the markets for tax-exempt securities make pursuing a fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam Management may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of fund assets.

In implementing these defensive strategies, a fund may invest without limit in taxable obligations, including: obligations of the U.S. government, its agencies or instrumentalities; obligations issued by governmental issuers in other states, the interest on which would be exempt from federal income tax; other debt securities rated within the four highest grades by either Moody's or S&P; commercial paper rated in the highest grade by either rating service (Prime-1 or A-1+, respectively); certificates of deposit and bankers' acceptances; repurchase agreements; or any other securities that Putnam Management considers consistent with such defensive strategies.

It is impossible to predict when, or for how long, these alternative strategies will be used.

Tax-exempt securities

The term "tax-exempt securities," when used with respect to a particular fund, includes obligations of a state and its political subdivisions and their agencies, instrumentalities or other governmental units, the interest on which, in the opinion of bond counsel, is exempt from federal income tax and (except for Florida, which has no personal income tax) personal or gross income tax of the relevant state.

These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts.

They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, or to fund short-term cash requirements. They may also include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities.

Short-term tax-exempt securities may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes. Tax-exempt securities also include obligations issued by certain other governmental entities, such as U.S. territories, if these debt obligations generate interest income that is exempt from federal income tax and (except for Florida, which has no personal income tax) the personal or gross income tax of the relevant state.

The two principal classifications of tax-exempt securities are general obligation and special obligation (or special revenue obligation) securities.

General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer.

Special obligation (or special revenue obligation) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases special obligation securities, whose credit quality is tied to the private user of the facilities.

A fund may also invest in securities representing interests in tax-exempt securities, known as "inverse floating obligations" or "residual interest bonds." These obligations pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on inverse floating obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline.

These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floating obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

Risk factors

The values of tax-exempt securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund's assets. Conversely, during periods of rising interest rates, the value of fund assets will generally decline. The magnitude of these fluctuations generally is greater for securities with longer maturities. However, the yields on such securities are also generally higher. In addition, the values of fixed-income securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers.

Changes by recognized rating services in their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a fund's net asset value.

Each fund may invest in both higher-rated and lower-rated tax-exempt securities. Lower-rated securities are securities rated
below    BBB or Baa by nationally recognized securities rating
agencies    , and, together with unrated securities of comparable
quality, are commonly known as "junk bonds." The values of these securities generally fluctuate more than those of higher-rated securities. In addition, the lower rating reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of income and principal.

The tables below show the percentages of fund assets for each fund invested during fiscal 1996 in securities assigned to the various rating categories by S&P, or, if unrated by S&P, assigned
to comparable rating categories by    another rating agency,
and in unrated securities determined by Putnam Management to be of comparable quality.




               Arizona fund               Massachusetts fund            Michigan fund
           -------------------------  --------------------------   ------------------------
                       Unrated                      Unrated                      Unrated
          Rated      securities        Rated      securities        Rated      securities
       securities,  of comparable   securities,  of comparable   securities,  of comparable
      as percentage  quality, as   as percentage  quality, as   as percentage  quality, as
          of net    percentage of     of net     percentage of     of net     percentage of
Ratings  assets       net assets      assets      net assets       assets       net assets
------------------------------------------------------------------------------------------------------------------------
"AAA"    50.47%           -           41.26%         1.95%         53.12%           -
"AA"    24.77          0.33%          1.52            -            8.29           -
   "A"   9.57            -           19.25          0.21           8.80      2.64
   "BBB" 4.87          5.25          12.44          5.23          18.59      2.09
   "BB"  0.67          5.17           1.40         16.77           0.94      5.75
"B"       -              -              -           1.11           0.03      0.93
       ------        ------         ------        ------        -------        ------
       90.35%        10.75%         75.87%        25.27%         89.77%        11.41%
------------------------------------------------------------------------------------------------------------------------





               Florida fund                 Minnesota fund                Ohio fund
           -------------------------  --------------------------   ------------------------
                       Unrated                      Unrated                      Unrated
          Rated      securities        Rated      securities        Rated      securities
       securities,  of comparable   securities,  of comparable   securities,  of comparable
      as percentage  quality, as   as percentage  quality, as   as percentage  quality, as
          of net    percentage of     of net     percentage of     of net     percentage of
Ratings  assets       net assets      assets      net assets       assets       net assets
------------------------------------------------------------------------------------------------------------------------
"AAA"    67.16%         0.16%         49.44%           -           66.48%         1.03%
"AA"      8.57          0.33          23.29            -            7.11            -
"A"       8.72           -            13.15            -           10.60          0.19
"BBB"    10.84          1.11           8.90           2.32          7.56          4.70
"BB"       -            3.77            -             3.94          0.70          3.66
"B"        -            0.86            -              -             -              -
        ------         ------        ------         ------        -------        ------
         95.41%         5.91%        94.77%          6.26%        92.45%          9.58%


             New Jersey fund                                          Pennsylvania fund
            ----------------                                  -----------------------------------
                       Unrated                                                   Unrated
          Rated      securities                                     Rated      securities
       securities,  of comparable                                securities,  of comparable
      as percentage  quality, as                                as percentage  quality, as
         of net     percentage of                                  of fund    percentage of
Ratings  assets      net assets                                    assets      fund assets
------------------------------------------------------------------------------------------------------------------------
"AAA"    50.04%           -                                         65.89          0.13%
"AA"     14.00             -                                         4.21         -
   "A"   11.27           0.93                                        8.81           -
"BBB"     7.89           1.55                                       13.47          3.24
   "BB"   3.92          12.10                                        2.90          3.24
"B"        -              -                                           -        0.20
        ------         ------                                      -------       ------
         87.12%        14.58%                                      95.28%         6.81%

Putnam Management seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. However, the amount of information available about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. When a fund invests in tax-exempt securities in the lower rating categories, the achievement of its goals is more dependent on Putnam Management's ability than would be the case if it were investing in tax-exempt securities in the higher rating categories. Investors should consider carefully their ability to assume the risks of owning shares of a mutual fund that may invest in securities in the lower rating categories.

A fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will consider such reduction in its determination of whether a fund should continue to hold the security in its portfolio.

At times, a substantial portion of fund assets may be invested in securities as to which the fund, by itself or together with other funds and accounts managed by Putnam Management and its affiliates, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, it may be more difficult to sell these securities when Putnam Management believes it advisable to do so or the fund may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a fund's net asset value.

In order to enforce its rights in the event of a default of these securities, a fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase fund operating expenses and adversely affect its net asset value. Any income derived from the ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers.

Certain securities held by a fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a fund during a time of declining interest rates, that fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Each fund may invest in so-called "zero-coupon" bonds, which are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The values of zero-coupon bonds are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently.

Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. A fund is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus it may be necessary to sell other investments to obtain cash needed to make income distributions.

The secondary market for tax-exempt securities is generally less liquid than that for taxable fixed-income securities, particularly for securities in the lower rating categories. Thus it may be more difficult to value or buy and sell certain of these securities. Certain investment grade securities share some of the risk factors discussed above with respect to lower-rated securities.

For additional information concerning the risks associated with investing in securities in the lower rating categories, see the SAI.

Since the funds invest primarily in tax-exempt securities, the value of their shares may be especially affected by factors pertaining to the economy of the relevant state and other factors affecting the ability of issuers of tax-exempt securities to meet their obligations.

As a result, the value of each fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.

The amounts of tax and other revenues available to governmental issuers of tax-exempt securities may be affected from time to time by economic, political and demographic conditions within or outside of the particular state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of tax-exempt securities may also affect their ability to meet their obligations.

Payments of principal and interest on special obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made. The facility's economic status, in turn, could be affected by economic, political and demographic conditions affecting the particular state.

Any reduction in the actual or perceived ability of an issuer of tax-exempt securities to meet its obligations, including a reduction in the rating of the issuer's outstanding securities, would likely have an adverse effect on the market value and marketability of its obligations. Doubts surrounding an issuer's ability to meet its obligations could adversely affect the values of other tax-exempt securities as well.
Diversification and concentration policies

Under the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each of the Massachusetts, Michigan, Minnesota, Ohio and Pennsylvania funds may generally invest up to 25% of its total assets in the securities of any one issuer, and each of the Arizona, Florida and New Jersey funds may generally invest up to 25% of its total assets in the securities of each of any two issuers. Otherwise, each of the funds may not invest more than 5% of its assets in the securities of any one issuer.

Because of these limitations and the relatively small number of issuers of tax-exempt securities available to each fund, each fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to a fund if an issuer were unable to make interest or principal payments or if the market value of these securities were to decline.

No fund will invest more than 25% of its total assets in any one industry. Governmental issuers of tax-exempt securities are not considered part of any "industry." However, for this purpose (and for diversification purposes discussed above) tax-exempt securities backed only by the assets and revenues of nongovernmental users may be deemed to be issued by such nongovernmental users. Thus, the 25% limitation would apply to these obligations.

It is possible that a fund may invest more than 25% of its assets in a broader segment of the market for tax-exempt securities, such as revenue obligations of hospitals and other health care facilities, housing revenue obligations, or airport revenue obligations. This would be the case only if Putnam Management determined that the yields available from obligations in a particular segment of the market justified the additional risks associated with such concentration.

Although these obligations could be supported by the credit of governmental issuers or by the credit of nongovernmental issuers engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such issuers may have a general adverse effect on all tax-exempt securities in a particular market segment. (Examples of such developments include proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products.)

Each fund reserves the right to invest more than 25% of its assets in industrial development bonds and private activity securities.

Investments in premium securities

During a period of declining interest rates, many of a fund's portfolio investments will likely bear coupon rates that are higher than current market rates, regardless of whether these securities were originally purchased at a premium. These securities would generally carry market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of fund shares.

The values of these "premium" securities tend to approach the principal amount as the securities approach maturity (or call price in the case of securities approaching their first call date). As a result, an investor who purchases fund shares during these periods would initially receive higher monthly distributions (derived from the higher coupon rates payable on fund investments) than might be available from alternative investments bearing current market interest rates. But the investor may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date). In evaluating the potential performance of an investment , investors may find it useful to compare the current dividend rate with a fund's "yield," which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums. See "How performance is shown."

Portfolio turnover

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as "portfolio turnover." As a result of a fund's investment policies, under certain market conditions a fund's portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates are shown in the section "Financial highlights."

Financial futures and options

Each fund may purchase and sell financial futures contracts and options.

Each fund may purchase and sell    index     futures contracts on
the Municipal Bond Index, which are traded on the Chicago Board of Trade. This index is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. An "index future" is a contract to buy or sell units of a particular securities index at an agreed price on a specified future date. Depending on the change in value of the index between the time a fund enters into and terminates an index futures contract, the fund realizes a gain or loss.

A fund may also purchase and sell put and call options on index futures or on indexes directly, in addition to or as an alternative to purchasing and selling index futures. A fund may also purchase and sell futures contracts and related options on U.S. Treasury securities, including U.S. Treasury bills, notes and bonds ("U.S. government securities") and options directly on U.S. government securities.

In addition, a fund may purchase put and call options on, or warrants to purchase, tax-exempt securities, either directly or through custodial arrangements in which a fund and other investors own an interest in one or more options on tax-exempt securities.

A fund will engage in these transactions for hedging purposes and, to the extent permitted by applicable law, for nonhedging purposes, such as to manage the effective duration
(a measure of
the longevity of the fixed income securities in the fund's portfolio) of the fund's portfolio or as a substitute for direct investment.

The use of futures and options involves certain special risks and may result in realization of taxable income or capital gains.
Futures and options transactions involve costs and may result in losses.

Certain risks arise from the possibility of imperfect correlations among movements in the prices of financial futures and options purchased or sold by a fund, of the underlying bond index or U.S. government securities and, in the case of hedging transactions, of the tax-exempt securities that are the subject of the hedge.

Other risks arise from the potential inability to close out futures or options positions. There can be no assurance that a liquid secondary market will exist for any futures contract or option at a particular time. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of futures and options transactions. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

A more detailed explanation of financial futures and options transactions, and the risks associated with them, is included in the SAI.


Other investment practices

Each fund may also engage in the following investment practices, each of which may result in taxable income or capital gains and involves certain special risks. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.

Repurchase agreements and forward commitments. A fund may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. A fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and a fund is delayed or prevented from recovering the collateral or completing the transaction.

Derivatives

Certain of the instruments in which each fund may invest, such as futures contracts, options and inverse floating obligations, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

Limiting investment risk

Specific investment restrictions help each fund to limit investment risks for its shareholders. These restrictions
prohibit         the Massachusetts, Michigan, Minnesota, Ohio and
Pennsylvania funds with respect to 75% of total assets, and for the Arizona, Florida and New Jersey funds with respect to 50% of
total assets    from acquiring     more than 10% of the voting
securities of any issuer   .

They also prohibit a fund from investing more than:

- (For the Massachusetts, Michigan, Minnesota, Ohio and
Pennsylvania funds with respect to 75% of total assets, and for the Arizona, Florida and New Jersey funds with respect to 50% of total assets) invest
more than 5% of the total assets in the
securities of any issuer. (Investments in obligations issued or guaranteed as to interest or
 principal by the U.S. government or
its agencies or instrumentalities are not subject to any
limitation.)   *

-15% of its net assets in securities that are not readily marketable, securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by them to make such determinations) to be readily marketable), and repurchase agreements maturing in more than seven days.


Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and the funds' other fundamental investment policies. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental investment policies. The Trustees may change any non-fundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change a fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

Fund advertisements may, from time to time, include performance information. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for tax purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner. See "How the funds pursue their objectives -- Investments in premium securities."

Yield is based on the price of the shares, including the maximum initial sales charge in the case of class A and class M shares, but does not reflect any contingent deferred sales charge in the case of class B shares. "Tax-equivalent" yield for each class of shares shows the effect on performance of the tax-exempt status of distributions received from a fund. It reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to a class's tax-exempt yield.

"Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a fund invested at the maximum public offering price (in the case of class A and class M shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of class B shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used.

All data are based on past investment results and do not predict future performance.

    Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with a fund's investment objective and policies.
These factors should be considered when comparing a fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes. See the SAI.

HOW THE FUNDS ARE MANAGED

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees of each fund may determine, Putnam Management furnishes a continuing investment program for each fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages each fund's other affairs and business.

Each fund pays Putnam Management a quarterly fee for these services based on average net assets. See "Expenses summary" and the SAI.

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the indicated funds' portfolios since the years stated below:

                                  Business experience
                     Year         (at least 5 years)
                     -------      -----------------

Howard K. Manning                 Employed as an investment
Senior Vice President                  professional by Putnam
                                  Management
  Arizona fund       1995         since 1986.
          Ohio fund  1996
  Pennsylvania fund     1996

Leslie J. Burke                   Employed as an investment
Vice President                    professional by Putnam
                                     Management since 1992.
Florida fund         1996
Massachusetts fund   1996
Michigan fund        1996
Minnesota fund       1996
New Jersey fund      1995

Each fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses and payments under its distribution plans (which are in turn allocated to the relevant class of shares). Each fund also reimburses Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of fund securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of fund shares (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Each fund is a separate Massachusetts business trust.
Putnam Arizona Tax Exempt Income Fund was organized on November 9, 1990. Putnam Florida Tax Exempt Income Fund was organized on
June 27, 1990.   Each of Putnam Massachusetts Tax Exempt Income
Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund and Putnam Ohio Tax Exempt Income Fund, which prior to October 1, 1995 were known as Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund II, Putnam Minnesota Tax Exempt Income Fund II and Putnam Ohio Tax Exempt Income Fund II, respectively, were organized on July 14, 1989. Putnam New Jersey Tax Exempt Income Fund was organized on November 17, 1989. Putnam Pennsylvania Tax Exempt Income Fund was organized on April 20, 1989. A copy of each fund's Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

Each of the Massachusetts, Michigan, Minnesota, Ohio and Pennsylvania funds is an open-end, diversified management investment company and each of the Arizona, Florida and New Jersey funds is an open-end, non-diversified management investment company. Each fund has an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or
relative rights and privileges as the Trustees determine.   Only
class A, B and M shares are offered by this prospectus. Each fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if a fund were liquidated, would receive the net assets of that fund. Each fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although each fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in each fund's Agreement and Declaration of Trust.

Although each fund is offering only its own shares in this prospectus, it is possible that a fund might become liable for any misstatement in the prospectus about another fund. The Trustees of each fund have considered this factor in approving the use of a single prospectus.

If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may choose to redeem your shares. You will receive at least 30 days' written notice before a fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. A fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

The funds' Trustees: George Putnam,* Chairman. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American Management Corp.; John A. Hill, Chairman and Managing Director, First Reserve Corporation; Ronald J. Jackson, Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc., Director of Safety 1st, Inc., Trustee of
Salem Hospital and         the Peabody Essex Museum; Elizabeth T.
Kennan, President Emeritus and Professor, Mount Holyoke College; Lawrence J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; Robert E. Patterson, Executive Vice President and Director of

    Acquisitions, Cabot Partners Limited Partnership; Donald S. Perkins,* Director of various corporations, including Cummins Engine Company, Lucent Technologies, Inc., Springs Industries, Inc. and Time Warner Inc.; George Putnam, III,* President, New
Generation Research, Inc.       ; A.J.C. Smith,* Chairman and
Chief Executive Officer, Marsh & McLennan Companies, Inc.; and W. Nicholas Thorndike, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates. The Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of a fund, Putnam Management or Putnam Mutual Funds.

About Your Investment

ALTERNATIVE SALES ARRANGEMENTS


Class A shares. An investor who purchases class A shares pays a sales charge at the time of purchase. As a result, class A shares are not subject to any charges when they are redeemed, except for certain sales at net asset value that are subject to a contingent deferred sales charge ("CDSC"). Certain purchases of class A shares qualify for reduced sales charges. Class A shares bear a lower 12b-1 fee than class B and class M shares. See "How to buy shares -- Class A shares" and "Distribution plans."

Class B shares. Class B shares are sold without an initial sales charge, but are subject to a CDSC if redeemed within a specified period after purchase. Class B shares also bear a higher 12b-1 fee than class A and class M shares. Class B shares automatically convert into class A shares, based on relative net asset value, approximately eight years after purchase. For more information about the conversion of class B shares, see the SAI. This discussion includes information about how shares acquired through reinvestment of distributions are treated for conversion purposes. The discussion also notes certain circumstances under which a conversion may not occur. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, class B shares will have a higher expense ratio and pay lower dividends than class A and class M shares because of the higher 12b-1 fee. See "How to buy shares -- Class B shares" and "Distribution plans."

Class M shares. An investor who purchases class M shares pays a sales charge at the time of purchase that is lower than the sales charge applicable to class A shares. Certain purchases of class M shares qualify for reduced sales charges. Class M shares bear a 12b-1 fee that is lower than class B shares but higher than class A shares. Class M shares are not subject to any CDSC and do not convert into any other class of shares. See "How to buy shares -- Class M shares" and "Distribution plans."

Which arrangement is best for you? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider class A or class M shares. Investors who prefer not to pay an initial sales charge might consider class B shares. Orders for class B shares for $250,000 or more will be treated as orders for class A shares or declined. For more information about these sales arrangements, consult your investment dealer or Putnam Investor Services. Shares may only be exchanged for shares of the same class of another Putnam fund. See "How to exchange shares."

HOW TO BUY SHARES

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. You can buy fund shares three ways - through most investment dealers, through Putnam Mutual Funds (at 1-800-225-1581), or through a systematic investment plan. If you do not have a dealer, Putnam Mutual Funds can refer you to one.

Buying shares through Putnam Mutual Funds. Complete an order form and write a check for the amount you wish to invest, payable to the appropriate fund. Return the completed form and check to Putnam Mutual Funds, which will act as your agent in purchasing shares through your designated investment dealer.

Buying shares through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available from your investment dealer or through Putnam Investor Services.

Shares are sold at the public offering price based on the net asset value next determined after Putnam Investor Services receives your order. In most cases, in order to receive that day's public offering price, Putnam Investor Services must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.

Class A shares

The public offering price of class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The relevant fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, in its discretion, allocates the entire amount to your investment dealer.
                                    Sales charge       Amount of
                             as a percentage of:    sales charge
                             -------------------    reallowed to
                                   Net              dealers as a
Amount of transaction           amount  Offering   percentage of
at offering price ($)         invested     price  offering price
-----------------------------------------------------------------
Under 25,000                       4.99%     4.75%        4.50%
 25,000 but under 100,000          4.71      4.50         4.25
100,000 but under 250,000          3.90      3.75         3.50
250,000 but under 500,000          3.09      3.00         2.75
500,000 but under 1,000,000        2.04      2.00         1.85


There is no initial sales charge on purchases of class A shares of $1 million or more. However, a CDSC of 1.00% or 0.50%, respectively, will be imposed within the first or second year after purchase on redemptions by any investor that purchased that purchased fund shares without an initial sales charge as part of
an investment of $1 million    or     more.

Shares purchased by investors investing $1 million or more in class A shares whose dealer of record waived its commission with the approval of Putnam Mutual Funds are not subject to the CDSC.

In determining whether a CDSC is payable, shares not subject to any charge will be redeemed first, followed by shares held the longest during the CDSC period. Any CDSC will be based on the lower of the shares' cost and current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. Putnam Mutual Funds receives the entire amount of any CDSC you pay. See the SAI for more information about the CDSC.

Putnam Mutual Funds pays investment dealers of record commissions on sales of class A shares of $1 million or more based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.


Class B shares

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions, and
(ii) shares otherwise exempt from the CDSC, as described in "How
to buy shares -- General" below.   For other shares, the amount
of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.


 Year    1       2        3       4        5       6     7+
-------------------------------------------------------------
Charge  5%      4%       3%      3%       2%      1%     0%

In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to exchange shares." Putnam Mutual Funds receives the entire amount of any CDSC you pay.

Class M shares

The public offering price of class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The relevant fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, at its discretion, allocates the entire amount to your investment dealer.

                                 Sales charge        Amount of
                              as a percentage of:  sales charge
                              -------------------  reallowed to
                                 Net               dealers as a
Amount of transaction          amount  Offering    percentage of
at offering price ($)         invested   price    offering price
-----------------------------------------------------------------
Under 50,000                     3.36%    3.25%       3.00%
50,000 but under 100,000         2.30     2.25        2.00
100,000 but under 250,000        1.52     1.50        1.25
250,000 but under 500,000        1.01     1.00        1.00
500,000 and above                NONE     NONE         NONE

Sales charges will not apply to class M shares purchased with redemption proceeds received within the prior 90 days from non-Putnam mutual funds on which the investor paid a front-end or a contingent deferred sales charge. Members of qualified groups may also purchase class M shares without a sales charge.

General

You may be eligible to buy fund shares at reduced sales charges.

Consult your investment dealer or Putnam Mutual Funds for details about Putnam's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, qualified retirement plans, and other plans. Descriptions are also included in the order form and in the SAI.

   Each fund may sell class     A, class B and class M shares
        at net asset value without an initial sales charge or a CDSC to current and retired Trustees (and their families), current and retired employees (and their families) of Putnam Management and affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Putnam Mutual Funds, employees (and their families) of financial institutions having sales agreements with Putnam Mutual Funds (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares), financial institution trust departments investing an aggregate of $1 million or more in Putnam funds, clients of certain administrators of tax-qualified plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in Putnam funds, "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain standards established by Putnam Mutual Funds, and investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by the closed-end fund.

In addition,    each fund may sell     shares         at net
asset value without an initial sales charge or a CDSC in connection with the acquisition by a fund of assets of an investment company or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The SAI contains additional information about purchasing shares at reduced sales charges.

Shareholders of other Putnam funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, fund shares at net asset value.

If you are considering redeeming         shares or transferring
shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in
redemption        or transfer.  Otherwise, payment may be delayed
until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, certificates will not be issued for your shares unless you request them.

Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

DISTRIBUTION PLANS

Class A distribution plan. The class A plans provide for payments by each fund to Putnam Mutual Funds at the annual rate of up to 0.35% of average net assets attributable to class A shares. The Trustees currently limit payments under each class A plan to the annual rate of 0.20% of such assets.

Putnam Mutual Funds makes quarterly payments to qualifying dealers (including, for this purpose, certain financial institutions) to compensate them for services provided in connection with sales of class A shares and the maintenance of shareholder accounts. The payments are based on the average net asset value of class A shares attributable to shareholders for whom the dealers are designated as the dealer of record.

This calculation excludes until one year after purchase shares purchased at net asset value by shareholders investing $1 million or more. These shares are not subject to the one-year exclusion provision in cases where certain shareholders who invested $1 million or more have made arrangements with Putnam Mutual Funds and the dealer of record waived the sales commission.

Putnam Mutual Funds makes the quarterly payments at the annual rate of 0.15% of such average net asset value for shares outstanding as of March 5, 1993 for the Arizona fund, July 8, 1993 for the Florida and Pennsylvania funds, May 11, 1992 for the Massachusetts fund, March 9, 1992 for the Michigan, Minnesota and Ohio funds and December 31, 1992 for the New Jersey fund, and 0.20% of such average net asset value for shares of each fund acquired after such dates (including class A shares acquired through reinvestment of distributions).

Class B and class M distribution plans. The class B and class M plans provide for payments by each fund to Putnam Mutual Funds at the annual rate of up to 1.00% of average net assets attributable
to class B shares and class M shares, as the case may be.   The
Trustees currently limit payments under the class B and class M plans to the annual rates of 0.85% and 0.50% of such assets, respectively.

Although class B shares are sold without an initial sales charge, Putnam Mutual Funds pays a sales commission equal to 4.00% of the amount invested (including a prepaid service fee of 0.20% of the amount invested) to dealers who sell class B shares. These commissions are not paid on exchanges from other Putnam funds or on sales to investors exempt from the CDSC.

The amount paid to dealers at the time of the sale of class M shares is set forth above under "How to buy shares -- Class M shares." In addition, to further compensate dealers (including qualifying financial institutions) for services provided in connection with sales of class B shares and class M shares and the maintenance of shareholder accounts, Putnam Mutual Funds makes quarterly payments to qualifying dealers.

The payments are based on the average net asset value of class B shares and class M shares attributable to shareholders for whom the dealers are designated as the dealer of record, except for the first year's service fees for class B shares, which are prepaid as described above. Putnam Mutual Funds makes the payments at an annual rate of 0.20% of such average net asset value of class B shares and class M shares, as the case may be.

Putnam Mutual Funds also pays to dealers, as additional compensation with respect to the sale of class M shares, 0.20% of such average net asset value of class M shares. For class M shares, the total annual payment to dealers equals 0.40% of such average net asset value.

General.   Payments under the plans are intended to compensate
Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of fund shares, including the payments to dealers mentioned above. Putnam Mutual Funds may suspend or modify such payments to dealers.

The payments are also subject to the continuation of the relevant distribution plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

HOW TO SELL SHARES

You can sell your shares to the appropriate fund any day the New
York Stock Exchange is open, either directly to the fund or through your investment dealer. A fund will only redeem shares for which it has received payment.

Selling shares directly to your fund. Send a signed letter of instruction or stock power form to Putnam Investor Services, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after your fund receives your request in proper form less any applicable CDSC. In order to receive that day's net asset value, Putnam Investor Services must receive your request before the close of regular trading on the New York Stock Exchange.

If you sell shares of a fund having a net asset value of $100,000 or more, the signatures of the registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Putnam Investor Services and many commercial banks.

If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, a signature guarantee is required. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.

Your fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

You may use Putnam's Telephone Redemption Privilege to redeem shares valued up to $100,000 from your account unless you have notified Putnam Investor Services of an address change within the preceding 15 days. Unless an investor indicates otherwise on the account application, Putnam Investor Services will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Putnam Investor Services with his or her account registration and address as it appears on Putnam Investor Services' records.

Putnam Investor Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Putnam Investor Services may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Putnam Investor Services.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting Putnam Investor Services by telephone. In this event, you may wish to submit a written redemption request as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

Selling shares through your investment dealer. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Putnam Investor Services, and may charge you for its services.

HOW TO EXCHANGE SHARES

You can exchange your shares for shares of the same class of
certain other Putnam funds at net asset value        .  Not all
Putnam funds offer all classes of shares. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the
highest CDSC applicable to your class of shares.   For purposes
of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

To exchange your shares, simply complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. Putnam Investor Services' procedures for telephonic transactions are described above under "How to sell shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment dealer or Putnam Investor Services for prospectuses of other Putnam funds. Shares of certain Putnam funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of your fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW A FUND VALUES ITS SHARES

Each fund calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open.

Tax-exempt securities are valued on the basis of valuations provided by a pricing service approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

Each fund believes that reliable market quotations generally are not readily available for purposes of valuing its portfolio securities. As a result, it is likely that most of the valuations provided by a pricing service will be based upon fair value determined on the basis of the factors listed above.

Non-tax-exempt securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

HOW A FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION

Each fund declares all of its net interest income as a distribution on each day it is open for business. Net interest income consists of interest accrued on portfolio investments of a fund, less accrued expenses, computed in each case since the most recent determination of net asset value. Normally, a fund pays
distributions of net    investment     income monthly.  A fund
will distribute at least annually all net realized capital gains, if any, after applying any available capital loss carryovers. A capital loss carryover is currently available for each fund, other than the Pennsylvania fund. Distributions paid by a fund with respect to class A shares will generally be greater than those paid with respect to class B and class M shares because expenses attributable to class B and class M shares will generally be higher.

You begin earning distributions on the business day    that
Putnam Mutual Funds receives payment for your shares. It is your responsibility to see that your dealer forwards payment promptly.

You can choose from three distribution options:

- Reinvest all distributions in additional shares of your fund without a sales charge;

- Receive distributions from net interest income in cash while reinvesting net capital gains distributions, if any, in additional shares of your fund without a sales charge; or

-   Receive all distributions in cash.


You can change your distribution option by notifying Putnam Investor Services in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash will be reinvested in shares of the class on which the distributions are paid. You will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs.

If a check representing a fund distribution is not cashed within a specified period, Putnam Investor Services will notify you that you have the option of requesting another check or reinvesting the distribution in your fund or in another Putnam fund. If Putnam Investor Services does not receive your election, the distribution will be reinvested in that fund. Similarly, if correspondence sent by a fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

Federal taxes

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for that fund to be relieved of federal taxes on income and gains it distributes to shareholders. Each fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.

Fund distributions designated by a fund as "exempt-interest dividends" are not generally subject to federal income tax. However, if you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in a fund may have on the taxation of your benefits. In addition, an investment in a fund may result in liability for federal alternative minimum tax and state and local taxes, both for individual and corporate shareholders.

Each fund may at times purchase tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of the market discount will be included in each fund's ordinary income and will be taxable to you as such when it is distributed to you.

Fund distributions other than exempt-interest dividends will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxable as such, regardless of how long you have held your shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Early in each year Putnam Investor Services will notify you of the amount and tax status of distributions paid to you for the preceding year.

State taxes

General. Except as described below and in the SAI, to the extent not tax-exempt under the state income tax regime to which you are subject, your proportionate share of distributions from a fund's net investment income and short-term capital gains, if any, will be taxable as ordinary income, whether you take them in cash or reinvest them in additional shares of that fund (except that distributions reinvested in shares of the Michigan fund are exempt from Michigan intangibles tax). The treatment for tax purposes of distributions from a fund's long-term capital gains is discussed below.

Arizona. It is the published position of the Arizona Department of Revenue that distributions by a regulated investment company are exempt from Arizona state income tax to the extent such distributions are derived from interest on obligations the interest on which is exempt from Arizona state income tax. As long as the Arizona fund qualifies as a regulated investment company, to the extent distributions by the Arizona fund are derived from interest income with respect to U.S. Treasury securities or, to the extent as described below, tax-exempt securities (defined above under "How the funds pursue their objectives--tax exempt securities"), such distributions will be exempt from Arizona state personal income tax. In addition, it is the published position of the Arizona Department of Revenue that distributions by a regulated investment company derived from certain other governmental obligations as to which federal law specifically precludes state taxation of interest received by a direct investor in such obligations are exempt from Arizona personal state income tax.

Some tax-exempt securities of Arizona issuers have a direct income tax exemption under Arizona law, independent of federal tax treatment. However, in most cases, interest with respect to tax-exempt securities of Arizona issuers is exempt from Arizona state income tax only so long as that interest is excluded from gross income for federal income tax purposes. Therefore, if interest with respect to tax-exempt securities of Arizona issuers held by the Arizona fund ceases to be exempt from federal income tax (or is retroactively determined to be taxable under federal law), then, unless that obligation has an independent statutory tax exemption under Arizona law, distributions by the Arizona fund derived from interest on that obligation will cease to be exempt from state personal income taxes (and, if interest on the obligation is determined to be taxable under federal law retroactive to any date, those distributions may be considered not to have been exempt from state income taxes from that date).

For Arizona personal income tax purposes, distributions by the Arizona fund, other than distributions exempt from Arizona state personal income tax, will be taxable as ordinary income, whether paid in cash or reinvested in additional shares. Under current Arizona income tax law, distributions of net capital gains earned by the Arizona fund are not exempt from taxation and are taxed at ordinary income tax rates.

Florida. Florida does not currently impose an income tax on individuals. Thus individual shareholders of the fund will not be subject to any Florida state income tax on distributions received from the Florida fund. However, certain distributions will be taxable to corporate shareholders that are subject to Florida corporate income tax.

Florida currently imposes an "intangibles tax" at the annual rate of 0.2% on certain securities and other intangible assets owned by Florida residents. Certain types of tax-exempt securities of Florida issuers, U.S. government securities and tax-exempt securities issued by certain U.S. territories and possessions are exempt from this intangibles tax. The Florida fund has received a ruling from Florida authorities that if on December 31 of any year the Florida fund's portfolio consists solely of such exempt assets, the Florida fund's shares will be exempt from the Florida intangibles tax payable for the following year.

In order to take advantage of the exemption from the intangibles tax in any year, the Florida fund must sell any non-exempt assets held in its portfolio and reinvest the proceeds in exempt assets prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Florida fund's investment return and might exceed any increased investment return the Florida fund achieved by investing in non-exempt assets during the year.

Massachusetts. Distributions received from the Massachusetts fund are exempt from Massachusetts personal income tax to the extent that they are derived from interest on tax-exempt securities and are designated as such. The Massachusetts fund has obtained a tax ruling which recognizes for Massachusetts personal income tax purposes the tax-exempt character of gains realized by the fund on the sale of certain tax-exempt securities when those gains are distributed to shareholders and designated as such.

Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

The fund believes that distributions from net realized long-term capital gains that are taxable by Massachusetts are reportable as long-term capital gains, irrespective of how long the shareholder has held shares in the fund. In 1994, the Massachusetts personal income tax statute was modified to provide for graduated rates of tax (with some exceptions) on long-term capital gains based on the length of time the asset has been held since January 1, 1995. There is as yet no official guidance concerning the treatment under the revised statute of mutual fund shareholders that receive capital gain distributions. However, the state Department of Revenue has released "working" draft regulations providing that the holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions, so long as the mutual fund separately designates each portion of such distributions in a notice provided to shareholders within 30 days of year-end. A challenge to the new law is currently pending before the Massachusetts Supreme Judicial Court. Shareholders should consult their tax advisers with respect to the Massachusetts personal income tax treatment of capital gain distributions from the fund.

Michigan. Distributions received from the Michigan fund are exempt from Michigan personal income tax and excluded from the taxable income base of the Michigan intangibles tax to the extent they are derived from interest on tax-exempt securities, under the current position of the Michigan Department of Treasury.
Such distributions, if received in connection with a shareholder's business activity, may, however, be subject to Michigan single business tax. See the SAI. For Michigan personal income tax, intangibles tax and single business tax purposes, fund distributions attributable to any source other than interest on tax-exempt securities will be fully taxable. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities.

Minnesota. In 1995, Minnesota enacted a statement of intent that interest on obligations of Minnesota and its political subdivisions and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if it is judicially determined that Minnesota's exemption of such interest and taxation of interest on obligations of other states and their political subdivisions and Indian tribes unlawfully discriminates against interstate commerce. This provision applies to taxable years that begin during or after the calendar year in which any such determination becomes final. Putnam Management is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes and taxation of interest on the bonds of other states or their political subdivisions or Indian tribes unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. However, there can be no assurance that interest on the tax-exempt securities held by the Minnesota fund would not become taxable under this Minnesota statutory provision.

Shareholders of the Minnesota fund who are individuals, estates or trusts will not be subject to Minnesota personal income tax on fund distributions to the extent that such distributions qualify as exempt-interest derived from interest on obligations of the State of Minnesota and its agencies, instrumentalities, political subdivisions and Indian tribes, provided that at least 95% of the fund's total exempt-interest dividends are derived from interest on obligations of such Minnesota entities.

Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be included in Minnesota "alternative taxable income" of individuals, estates and trusts for purposes of computing
Minnesota's alternative minimum tax.

Losses of individuals, estates and trusts that are disallowed or treated as long-term losses under current federal law by reason of the shareholder's receipt of exempt-interest dividends or capital gain dividends, respectively, are treated similarly under Minnesota law, notwithstanding, in the case of exempt-interest dividends, that such dividends may not be fully excludable from Minnesota gross income.

Fund distributions are not excluded in determining the Minnesota franchise tax on corporations measured by net income or the Minnesota alternative minimum tax on corporations.

New Jersey. The New Jersey fund intends to qualify as a "qualified investment fund" under the New Jersey Gross Income Tax law except when investing for defensive purposes under certain circumstances. As long as the New Jersey fund is a qualified investment fund and to the extent its distributions are derived from interest or net gains on tax-exempt securities, such
distributions will be exempt from New Jersey    gross income
tax, but will be    included     in the net income tax base for
purposes of computing the corporate business tax. The exemption from the New Jersey Gross Income Tax will also extend to interest or net gains on obligations of the United States, its territories and certain of its agencies and instrumentalities which pay interest free from state or local taxation under any laws of New Jersey or under the Constitution or other laws of the United States. Gains resulting from the redemption or sale of shares of the New Jersey fund will also be exempt from New Jersey Gross Income Tax.

In order to be a qualified investment fund, the New Jersey fund must, as of the end of each fiscal quarter, invest at least 80% of the aggregate principal amount of its investments (excluding financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Internal Revenue Code, and cash and cash items, which cash items shall include receivables) in the exempt obligations referred to above and have no investments other than interest bearing or discounted obligations, cash or cash items (including receivables) and financial options, futures, forward contracts or certain other similar instruments related to interest-bearing or discounted obligations or bond indexes related thereto. If the New Jersey fund fails to be a qualified investment fund, as a result of
employing alternative investment strategies or otherwise,    it
is possible that all or a portion     of its distributions for
the entire taxable year will    not     qualify for tax-exempt
status under New Jersey law.

For New Jersey Gross Income Tax purposes, distributions by the fund derived from income or net gains on investments other than tax-exempt securities and obligations of the United States, its territories and certain of its agencies and instrumentalities will be taxable as ordinary income, whether paid in cash or reinvested in additional shares.

Ohio. Distributions received from the Ohio fund are exempt from Ohio personal income tax and school district and municipal income taxes in Ohio to the extent they are properly attributable to interest on obligations issued by the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations"), provided that the Ohio fund continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the fund consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxation that these requirements are satisfied. All distributions received from the Ohio fund are excluded from the net income base of the Ohio corporation franchise tax to the extent that they (a) are properly attributable to interest on Ohio Obligations, or (b) represent exempt-interest dividends for federal income tax purposes. The Ohio fund's shares will be included in a shareholder's tax base for purposes of computing the Ohio franchise tax on the net worth basis.

Distributions of capital gain received from the Ohio fund will be exempt from Ohio personal income tax and school district income taxes and municipal income taxes in Ohio and will be excluded from the net income base of the Ohio corporation franchise tax, in each case to the extent that such distributions are properly attributable to profit made on the sale, exchange or other disposition by the Ohio fund of Ohio Obligations.

Distributions properly attributable to interest on obligations of the United States or of any authority, commission, or instrumentality of the United States or obligations of Puerto Rico, the Virgin Islands, or Guam or their authorities or instrumentalities will be exempt from Ohio personal income tax and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

Pennsylvania. Distributions paid by the Pennsylvania fund will not be subject to the Pennsylvania personal income tax or to the Philadelphia School District investment net income tax to the extent that the distributions are attributable to interest received by the Pennsylvania fund from its investments in tax-exempt securities and obligations of the United States, its territories and certain of its agencies and instrumentalities. Distributions by the Pennsylvania fund to a Pennsylvania resident that are attributable to other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax whether paid in cash or reinvested in additional shares. Distributions paid by the Pennsylvania fund which are excludable as exempt income for federal tax purposes are not subject to the Pennsylvania corporate net income tax. For a more detailed description of Pennsylvania corporate income tax, see the SAI.

Individual shareholders of the Pennsylvania fund who are subject to the personal property taxes levied by certain Pennsylvania counties, cities and school districts will be exempt from such tax on their shares of the Pennsylvania fund to the extent that the Pennsylvania fund's portfolio consists of tax-exempt securities and obligations of the United States, its territories and certain of its agencies and instrumentalities. Corporations are not subject to Pennsylvania personal property taxes.

General

The foregoing is a summary of certain federal and state income tax consequences of investing in a fund. You should consult your tax adviser to determine the precise effect of an investment in a fund on your particular tax situation (including possible liability for federal alternative minimum tax and for state and local taxes).

About Putnam Investments, Inc.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the funds and of other Putnam funds. Putnam Fiduciary Trust Company is the custodian of the funds. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the investor servicing and transfer agent for the funds.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Appendix

Security ratings

The ratings services' descriptions are as follows:

Moody's Investors Service, Inc.:

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   Ratings of Corporate Obligations

The Moody's corporate obligations ratings of Aaa, Aa, A and Baa and the Standard & Poor's corporate obligations ratings of AAA, AA, A and BBB do not differ materially from those set forth above for tax-exempt securities.


Standard & Poor's:

Bonds

AAA -- Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C -- Debt rated `BB',`B',`CCC',`CC' and`C' is regarded on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. `BB' indicates the lowest degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

Commercial paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated`A-1'.

   Duff & Phelps Corporation

   Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

Glossary of terms

Bond           An IOU issued by a government or corporation
               that usually pays interest.
-----------------------------------------------------------------
Capital        A rise in an investment's principal
               value.
appreciation      Also     used to describe the investment
               objective of a mutual fund whose primary
               criterion for choosing securities is the
               potential to rise in value rather than to
               provide dividend income.
-----------------------------------------------------------------
Capital        A profit or loss on the sale of securities
    gain/loss  (generally stocks or bonds).
-----------------------------------------------------------------
Class A, B,
   M           Types of shares, each class offering
        shares    investors a     different way to pay sales
               charges and distribution fees. A fund's
               prospectus explains the availability and
               attributes of each type.
-----------------------------------------------------------------
Common         A unit of ownership of a corporation.
stock
-----------------------------------------------------------------
Contingent     A charge applied at the time of redemption of
deferred       certain mutual fund shares, rather than at
   the
sales
   charge      time of purchase. A fund's CDSC generally
   (CDSC)      declines each year after purchase   ,     until
               it no         longer applies.
-----------------------------------------------------------------
   Cost basis  The purchase price of mutual fund shares for tax purposes, adjusted for such things as share
               splits, distributions, and return of capital
               distributions.
-----------------------------------------------------------------
   Declaration The date on which the Trustees approve the
date           amount of a mutual fund's next distribution.
-----------------------------------------------------------------

Distribution   A payment from a mutual fund to shareholders. It
               may include interest from bonds and dividends
               from stocks (dividend distributions). It may
               also include profits from the sale of securities
               from the fund's portfolio (capital gains
               distributions).
   --------------------------------------------------------------
---
Diversification     Investing in a number of securities to reduce
                    the effect of any one investment going bad. A basic premise of mutual fund investing.

-----------------------------------------------------------------
Dividend       For mutual fund shares, a payment derived solely
               from dividends or interest paid on securities
               held in the portfolio (i.e. not including
               capital gains).
-----------------------------------------------------------------
        Equity      Securities representing ownership in a
securities        corporation.     Common stock and preferred
               stock are equity securities.
-----------------------------------------------------------------
Ex-dividend    The date on or after which a new shareholder

date              will     not receive the fund's next
               distribution. For Putnam funds, it is the same
               as the record date.
   --------------------------------------------------------------
---
Fiscal year    Typically an accounting period of 365 days (366
               days in leap years) for which a mutual fund
               prepares financial statements and performance
               data. For administrative reasons, it often
               differs from a calendar year.
-----------------------------------------------------------------
Fixed-income   Securities that pay an unchanging rate of
securities     interest or dividends. Bonds, notes, bills,
               money market instruments, and preferred stocks may all be considered fixed-income securities.

-----------------------------------------------------------------
Net asset      The value of one share of a mutual fund
value (NAV)    without regard to sales charges. Some bond funds
               aim for a steady NAV, representing stability;
               most stock funds aim to raise NAV, representing
               growth in the value of an investment.
-----------------------------------------------------------------
Payable date   The date on which a mutual fund pays its
               distributions to shareholders.
-----------------------------------------------------------------
Public         The purchase price of one class A share or

offering
   price       class M     share of a mutual fund, including
               the
   (POP)       applicable     up-front sales charge.
       ----------------------------------------------------------
-------
   Record date The date used to determine which shareholders
               are entitled to a distribution. After the record date, shares are sold "ex-dividend," or without the dividend. For Putnam funds, the ex-dividend date is the same as the record date.
-----------------------------------------------------------------

Total return   A measure of performance showing the change in
               the value of an investment over a given period,
               assuming all earnings are reinvested        .
-----------------------------------------------------------------
Yield          The percentage rate at which a fund has earned
               income from its investments over the indicated
               period.  "Dividend rate" is a current return
               that includes interest and dividend income, net
               of all fund expenses.  "Distribution rate" is a
               current return that includes short-term capital
               gains, as well as net investment income.  "SEC
               yield" is a current return based on net
               investment income over a recent 30-day period,
               computed on a yield-to-maturity basis, which may
               differ from net investment income as determined
               for financial reporting purposes. All of these
               returns are calculated by annualizing the
               dividends or distributions over the indicated
               period and dividing         by the price of a
                              share at the end of the period.
   Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish ($25 or more) on any business day of the month except for the 29th, 30th, or 31st. The amount you choose will be automatically transferred each month from your checking or savings account.

SYSTEMATIC WITHDRAWAL

Make regular withdrawals of $50 or more monthly, quarterly, or semiannually from your Putnam mutual fund account valued at $10,000 or more. Your automatic withdrawal may be made on any business day of the month except for the 29th, 30th, or 31st.

SYSTEMATIC EXCHANGE

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis. There is no additional charge for this service.

FREE EXCHANGE PRIVILEGE

Exchange money between Putnam funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

STATEMENT OF INTENTION

To reduce a front-end sales charge, you may agree to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $25,000, $50,000, or $100,000. Whenever you make an investment under this arrangement, you or your investment advisor should notify Putnam that a Statement of Intention is in effect.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

For more information about any of these services and privileges, call your investment advisor or a Putnam customer service representative toll free at 1-800-225-1581.



Putnam Family of Funds*

PUTNAM GROWTH FUNDS

Putnam Asia Pacific Growth Fund
Putnam Capital Appreciation Fund
Putnam Diversified Equity Trust
Putnam Emerging Markets Fund
Putnam Europe Growth Fund
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
Putnam Health Sciences Trust
Putnam International Growth Fund
Putnam International New Opportunities Fund
Putnam International Voyager Fund
Putnam Investors Fund
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund+
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II

PUTNAM GROWTH AND INCOME FUNDS

Putnam Balanced Retirement Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam Growth and Income Fund II
Putnam International Growth and Income Fund
Putnam New Value Fund
Putnam Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Diversified Income Trust II
Putnam Federal Income Trust
Putnam Global Governmental Income Trust
Putnam High Yield Advantage Fund
Putnam High Yield Total Return Fund
Putnam High Yield Trust++
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Preferred Income Fund
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS

Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund
Putnam State tax-free income funds+++
    Arizona, California, Florida, Massachusetts,
    Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania


LIFESTAGE(SM) FUNDS
Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments seeking to help maximize your return and reduce your risk.
The three portfolios:
Balanced Portfolio
Conservative Portfolio
Growth Portfolio

PUTNAM MONEY MARKET FUNDS**
Putnam Money Market Fund
Putnam California Tax Exempt Money Market Fund
Putnam New York Tax Exempt Money Market Fund
Putnam Tax Exempt Money Market Fund

*As of 1/1/97.
+Formerly Putnam OTC Emerging Growth Fund.
++Closed to new investors.
+++Not available in all states.
**Investments in money market funds are neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a steady net asset value of $1.00 per share, although there is no assurance this net asset value will be maintained in the future.

Please call your financial advisor or Putnam to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Read it carefully before you invest or send money.

PUTNAM ARIZONA TAX EXEMPT INCOME FUND
PUTNAM FLORIDA TAX EXEMPT INCOME FUND
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND

One Post Office Square
Boston, MA 02109

FUND INFORMATION
INVESTMENT MANAGER:

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA
02109

INVESTOR SERVICING AGENT

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203

CUSTODIAN

Putnam Fiduciary Trust Company
One Post Office Square
Boston, MA  02109

LEGAL COUNSEL

Ropes & Gray
One International Place
Boston, MA  02110

INDEPENDENT ACCOUNTANTS

Arizona, Michigan, New Jersey and Ohio funds
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA  02109

Florida, Massachusetts, Minnesota and Pennsylvania funds
Price Waterhouse LLP
160 Federal Street
Boston, MA  02110

PUTNAMINVESTMENTS
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581